Dear Fellow Shareholders:

  Performance Review: During the first half of 1999, yields on long term U.S. Government bonds rose almost one percent as investors anticipated the Federal Reserve's move on June 30 to modestly raise the interest rate at which banks borrow from each other (the federal funds rate). This was a preemptive move, in that inflation remains low. The interest rate sensitivity of utility securities produced reduced valuations for the period. For the first half of 1999, your Fund had a total return (market price change plus income) of -1.9%. In comparison, the Standard and Poor's Utilities Index had a total return of 1.1%. For the year ending June 30, 1999 the total return for your Fund was 10.5% versus 8.6% for the Standard and Poor's Utilities Index.

  The income portion of return came in the form of six monthly 6.5-cent per share dividends. The Fund has as its objective current income and is dedicated to the continuity of dividends. The 6.5-cent per month dividend, without compounding, would be 78 cents annualized or a 7.34% common stock dividend yield based on the June 30, 1999 closing market price of $10.625. That yield compares favorably with the quarter end 3.91% yield of the Standard &Poor's Utilities Index.

  Telecommunications--The Small Fish Get Bigger While the Big Fish Get
Gigantic: The merger and acquisition trends in the telecommunications industry showed no signs of subsiding in the second quarter. Grabbing the attention of investors and the media were the two competing bids of Global Crossing and Qwest for U S WEST and Frontier Corp. In the end, the bidders split the prize and both got what they wanted the most. Global Crossing added a long distance network in the U.S. (Frontier) to its undersea cables, while Qwest bought U S WEST's local assets to enable it to provide end-to-end capabilities in at least part of the country.

  We see no end to the rapid consolidation in the telecommunications industry. This is driven by the fact that no company owns all the assets they need to provide a full-service bundle--local and long distance, wire line and wireless, and adequate bandwidth for business data transmission and internet access. MCI WORLDCOM comes the closest but it still lacks a wireless offering. AT&T was missing the "last mile" of wire to consumers and decided to go the cable route, spending some $120 billion to fill out its service offering. The regional Bell operating companies through their horizontal mergers (SBC Communications/Ameritech and Bell Atlantic/GTE) have created sizeable scale and scope in the local access segment of the market but need regulatory approval to do more. The recent move to combine emerging network carriers that sport high-capacity fiber assets with traditional telephone companies that have revenue and cash flow is sure to continue. In the end, we still believe the local telephone companies have assets that are currently undervalued by the market. As a result, your Fund continues to maintain a heavy weighting in this sector.

  Electric Utilities--The Heat is On: Merger and acquisition activity has been proceeding at a scorching pace, and the Northeast has been scorched by a record-breaking heat wave.

  During the first six months of 1999 there have been 13 announced mergers or acquisitions, compared to just 10 deals for all of 1998. Five of the recently announced transactions are electric to electric combinations, and the remainder are convergence (electric to gas) combinations. We expect the accelerated pace to continue as the smaller players bulk up (or sell out) while competition increases and the larger players dash for gas assets.

  One of the most interesting of the proposed transactions is NiSource's (NI) hostile bid for Columbia Energy Group (CG). NI (an Indiana-based electric and gas utility) has made an unsolicited $68 per share tender offer for CG (a Midwest-based gas distribution utility and pipeline operator). CG's Board of Directors has firmly rejected the bid. However, NIPSCO has emphasized that the $68 offer price is above CG's historical high ($60), and at a substantial premium to the pre-announcement trading price ($56). NI is counting on the fact that 82% of CG's stock is institutionally held. The goal is to garner support from the top 10 to 20 shareholders (representing over 50% of CG's outstanding shares) and force CG to the negotiating table. Given the difficulties in completing a hostile acquisition in the utility industry, it is unclear as to whether NI will be successful. But what is clear is that CG is now in play, and if not NI then another player will probably win the prize.

  Weather during the second quarter was milder than normal throughout most of the country. However, it was the week subsequent to the quarter's end when things really heated up in the Northeast. The scorching hot weather led to record peak load levels and resulted in service interruptions, voltage cuts, and rolling blackouts, primarily in New York, New Jersey, and Delaware. Unlike last summer's Midwest power crisis, lack of capacity was not the problem. Most generating units were operational, and there was ample electricity available in the wholesale market. The system problems stemmed primarily from several substations overheating and failing. While there was no major physical damage, Consolidated Edison (ED) has definitely incurred the most political damage. New York City's Mayor and other political heavyweights have publicly criticized ED due to an extended outage in upper Manhattan, and the City is actually suing the Company for damages. The irony is that in recent years ED has had one of the best service reliability records in the industry. While we expect the direct financial consequences to be minimal, it may take ED years to rebuild the political goodwill.

  REITs--"Smart" Money Gets In: A rally in April and May was initiated by Warren Buffett's purchases in some equity REITs and a few management-led leveraged buy-outs. Not only is there good total return potential from the sector, but equity REITs have dividend yields which are high, secure, and compelling. The average dividend yield of the NAREIT (National Association of Real Estate Investment Trusts) benchmark was 7.34% on June 30, 1999. Both capital flows and a real estate market in equilibrium are moving earnings growth rates to long term sustainable levels. We continue to position the portfolio with the expectation that 50% or more of the total return will come from dividend yield and growth in dividends. Our research continues to support an estimated 12-14% total return for the NAREIT benchmark in 1999.

  Board of Directors Meeting: A regular meeting of the Board of Directors was held July 23, 1999. At that meeting, the Board declared the following monthly dividends:

           Dividends Per Share             Record Date                     Payable Date
           -------------------             -----------                     ------------
                6.5 cents                    8/31/99                          9/10/99
                6.5 cents                    9/30/99                         10/12/99
                6.5 cents                   10/29/99                         11/10/99

  Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. As long as the market price of the common stock of the Fund exceeds or is equal to the net asset value per share, new shares for the dividend reinvestment program are issued at the greater of either 95% of the market price or the net asset value. If the market price per share of common stock is below the net asset value per share, shares are purchased in the open market at prevailing market prices, plus any brokerage commissions paid by The Bank of New York for all shares purchased by it in the reinvestment of the distribution and credited to the accounts of plan participants.

  Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan inasmuch as the Fund cannot communicate directly with those shareholders since the Fund does not have their name and address. Thus for those Fund shareholders in "street-name" desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

  As an added service, the Fund now offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. Direct deposit provides automatic and immediate access to your funds on the dividend payment date and eliminates the possibility of mail delays and lost or stolen checks. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York at 1-800-432-8224 or http://stock.bankofny.com.

  Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site http://www.duffutility.com.

  We appreciate your interest in Duff & Phelps Utilities Income Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen                             /s/ Calvin J. Pedersen
Claire V. Hansen, CFA                            Calvin J. Pedersen, CFA
Chairman                                         President and Chief Executive
                                                 Officer

                      DUFF & PHELPS UTILITIES INCOME INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 June 30, 1999

COMMON STOCKS--75.9%

                                                                       Market
                                                                        Value
 Shares    Company                                                    (Note 1)
 ------    -------                                                   -----------
     [_] ELECTRIC--34.9%
 1,318,600 BEC Energy.............................................   $54,392,250
 1,017,900 Carolina Power & Light Co. ............................    43,578,844
 1,352,700 CMS Energy Corp. ......................................    56,644,313
   450,000 Consolidated Edison Inc. ..............................    20,362,500
 1,265,000 DQE Incorporated.......................................    50,758,125
 1,000,000 Duke Energy Corp. .....................................    54,375,000
 2,358,400 Edison International...................................    63,087,200
   400,000 Electricidade DePortugal ADR...........................    14,350,000
 1,593,400 Endesa S.A. ...........................................    33,859,750
 1,005,000 Entergy Corp. .........................................    31,406,250
 2,000,000 FirstEnergy Corp. .....................................    62,000,000
 1,200,100 FPL Group Inc. ........................................    65,555,462
   686,500 National Power PLC ADR.................................    21,109,875
 1,122,800 New Century Energies Inc. .............................    43,578,675
 2,256,600 NiSource Inc. .........................................    58,248,487
 1,120,000 Pinnacle West Capital Corp. ...........................    45,080,000
   302,000 Powergen PLC ADR.......................................    12,948,250
 1,500,000 Reliant Energy Inc. ...................................    41,437,500
   350,000 Scottish & Southern Energy (United Kingdom)............     3,580,549
    50,000 Scottish & Southern Energy ADR.........................     5,115,070
   500,000 Scottish Power PLC ADR.................................    17,500,000
 2,000,000 Unicom Corp. ..........................................    77,125,000
                                                                     -----------
                                                                     876,093,100

     [_] GAS--12.2%

   926,000 AGL Resources..........................................    17,073,125
   225,000 CMS Energy Corp. Class G...............................     5,287,500
   725,600 Columbia Energy Group..................................    45,486,050
 1,494,800 EL Paso Energy Corp. ..................................    52,598,275
   700,000 Enron Corp. ...........................................    57,225,000
   400,000 National Fuel Gas Co. .................................    19,400,000
   444,700 NICOR Inc. ............................................    16,926,394
 1,950,000 Utilicorp United Inc. .................................    47,409,375
 1,100,000 Williams Companies Inc. ...............................    46,818,750
                                                                     -----------
                                                                     308,224,469

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 1999

                                                                       Market
                                                                        Value
 Shares    Company                                                    (Note 1)
 ------    -------                                                   -----------

     [_] TELECOMMUNICATION--21.0%
   600,000 Alltell Corp. .........................................    42,900,000
 1,619,000 Bell Atlantic Corp. ...................................   105,842,125
 1,130,000 BellSouth Corp. .......................................    52,968,750
   615,000 Cable and Wireless ADS.................................    24,369,375
   255,000 Cincinnati Bell Inc. ..................................     6,359,062
   500,000 Royal PTT Nederland ADR................................    24,000,000
 1,837,230 SBC Communications Inc. ...............................   106,559,340
   900,000 Tele-Danmark A/S ADR...................................    23,175,000
   556,250 Telecom Corp. of New Zealand Interim ADR...............    19,433,984
   142,100 Telestra Corp. ADR.....................................    16,412,550
 1,425,000 U.S. West Inc. ........................................    83,718,750
 1,620,000 Vivendi ADR............................................    26,245,944
                                                                     -----------
                                                                     531,984,880
     [_] NON-UTILITY--8.2%
   125,000 Alexandria Real Estate Equities Inc. ..................     3,906,250
   250,000 Apartment Investment & Management Co. .................    10,687,500
   200,000 Avalon Bay Communities Inc. ...........................     7,400,000
   409,000 Boston Properties Inc. ................................    14,672,875
   100,000 Bradley Real Estate Inc. ..............................     2,075,000
   328,800 CBL & Associates Properties Inc. ......................     8,672,100
   350,000 Centerpoint Properties Corporation.....................    12,818,750
   120,000 Chelsea GCA Realty Inc. ...............................     4,455,000
   250,000 Cornerstone Properties Inc. ...........................     3,968,750
   430,000 Crescent Real Estate Equities Inc. ....................    10,212,500
   400,000 Developers Diversified Realty Corp. ...................     6,650,000
   300,000 Equity Residential Properties Trust....................    13,518,750
   200,000 Essex Property Trust Inc. .............................     7,075,000
   278,100 First Industrial Realty Trust..........................     7,630,369
   100,000 General Growth Properties, Inc. .......................     3,550,000
   100,000 Golf Trust of America Inc. ............................     2,443,750
    72,800 Great Lakes REIT Inc. .................................     1,183,000
   330,000 Highwoods Properties Inc. .............................     9,054,375
   200,000 HRPT Properties Trust..................................     3,062,500
        31 Interstate Hotels Corp. ...............................           128
   200,000 Kimco Realty Corp. ....................................     7,825,000
   185,000 Macerich Co. ..........................................     4,856,250
   145,000 Mack-Cali Realty Corp. ................................     4,485,937
   290,000 Nationwide Health Properties...........................     5,528,125
   525,100 Reckson Associates Realty Corp. .......................    12,339,850
   171,545 Reckson Associates Realty Corp. Class B................     4,095,637

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 1999

                                                                     Market
                                                                      Value
 Shares  Company                                                    (Note 1)
 ------  -------                                                  -------------
 278,416 Reckson Service Industries Inc. *.....................       4,211,042
 131,100 Spieker Properties Inc. ..............................       5,096,512
 200,000 Urban Shopping Centers Inc. ..........................       6,300,000
  22,250 Vornado Operating Inc. *..............................         178,000
 370,000 Vornado Realty Trust..................................      13,065,625
 200,000 Weeks Corp. ..........................................       6,100,000
     953 Wyndham International Inc. Class A....................           4,289
                                                                  -------------
                                                                    207,122,864
                                                                  -------------
         Total Common Stocks (Cost--$1,680,417,623)............   1,923,425,313
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS--2.7%

      [_] NON-UTILITY--0.0%
      35 Patriot American Hospitality 15% Pfd Series B.........             875
                                                                  -------------
                                                                            875

      [_] UTILITY--2.7%
 500,000 NiSource Industries Inc. 7.75% 2/19/03................      24,687,500
 789,100 Texas Utilities Co. ..................................      43,400,500
                                                                  -------------
                                                                     68,088,000
                                                                  -------------
         Total Convertible Preferred Stocks (Cost--
         $64,611,083)..........................................      68,088,875
                                                                  -------------

BONDS--22.6%

                                                    Ratings
                                           --------------------------
                                                             Standard   Market
                                            Duff &             and       Value
 Par Value   Company                        Phelps   Moody's  Poor's   (Note 1)
 ---------   -------                       --------- ------- -------- ----------

      [_] ELECTRIC--13.1%

 $ 5,000,000 AES Ironwood Corp.
             8.857%, due 11/30/25........  Not Rated  Baa3     BBB-    5,000,000
  24,920,000 Alabama Power Co.
             9%, due 12/01/24............  AA-        A1       A+     25,838,152
   3,950,000 Comed Financing II
             8 1/2%, due 1/15/27.........  Not Rated  Baa3     BBB-    4,107,317
  14,500,000 Commonwealth Edison Co.
             9 3/4%, due 2/15/20.........  BBB        Baa2     BBB+   15,287,973

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 1999

                                                    Ratings
                                           --------------------------
                                                             Standard   Market
                                            Duff &             and       Value
 Par Value  Company                         Phelps   Moody's  Poor's   (Note 1)
 ---------  -------                        --------- ------- -------- ----------
  7,500,000 Commonwealth Edison Co.
            9 7/8%, due 6/15/20.........   BBB        Baa2     BBB+    8,484,345
  8,850,000 Commonwealth Edison Co.
            8 5/8%, due 2/01/22.........   BBB        Baa2     BBB+    9,128,571
  5,000,000 Commonwealth Edison Co.
            8 3/8%, due 9/15/22.........   BBB        Baa2     BBB+    5,043,950
 10,000,000 Commonwealth Edison Co.
            8 3/8%, due 2/15/23.........   BBB        Baa2     BBB+   10,111,660
 24,000,000 Dominion Resources Capital
            Trust
            7.83%, due 12/01/27.........   Not Rated  Baal     BBB    22,910,808
  5,000,000 Gulf States Utilities
            8.94%, due 1/01/22..........   Not Rated  Baa3     BBB-    5,270,275
  5,000,000 Illinois Power Co.
            7 1/2%, due 7/15/25.........   BBB+       Baal     BBB     4,817,390
  5,000,000 Louisiana Power & Light Co.
            8 3/4%, due 3/01/26.........   Not Rated  Baa2     BBB     5,092,615
 15,000,000 New York State Electric &
            Gas Corp.
            9 7/8, due 11/01/20.........   Not Rated  A3       A      16,178,310
  4,000,000 New York State Electric &
            Gas Corp.
            8 7/8, due 11/01/21.........   Not Rated  A3       A       4,184,804
 14,105,000 Pennsylvania Power & Light
            Co.
            9 1/4%, due 10/01/19           Not Rated  A3       A-     14,708,680
 16,850,000 Pennsylvania Power & Light
            Co.
            9 3/8%, due 7/01/21.........   Not Rated  A3       A-     18,041,649
 27,580,000 Potomac Electric Power Co.
            9%, due 6/01/21.............   A+         A1       A      29,484,013
 10,000,000 Public Service Co. of
            Colorado
            8 3/4%, due 3/01/22.........   A          A3       A      10,359,050
 17,500,000 Puget Capital Trust
            8.231%, due 6/01/27.........   Not Rated  Baa2     BBB-   17,395,543
  3,000,000 Rochester Gas & Electric
            Corp.
            9 3/8%, due 4/01/21.........   A-         A3       A-      3,236,418
 13,000,000 Southern Co. Capital Trust
            8.14%, due 2/15/27..........   Not Rated  Baa1     BBB+   13,330,200
 29,830,000 Texas Utilities Electric Co.
            9 3/4%, due 5/01/21.........   A-         A3       BBB+   32,514,402

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 1999

                                                  Ratings
                                         --------------------------
                                                           Standard   Market
                                          Duff &             and       Value
 Par Value  Company                       Phelps   Moody's  Poor's    (Note 1)
 ---------  -------                      --------- ------- -------- -----------
 10,000,000 Texas Utilities Electric
            Co.
            8 3/4%, due 11/01/23......   A-         A3       BBB+    10,416,600
  4,600,000 Union Electric Co.
            8 3/4%, due 12/01/21......   Not Rated  Aa3      AA-      4,903,411
 12,000,000 UtiliCorp United Inc.
            8%, due 3/01/23...........   BBB        Baa3     BBB     11,615,724
  5,000,000 Virginia Electric & Power
            Co.
            8 5/8%, due 10/01/24......   A          A2       A        5,204,500
 17,700,000 Virginia Electric & Power
            Co.
            8 1/4%, due 3/01/25.......   A          A2       A       18,221,849
                                                                    -----------
                                                                    330,888,209
      [_] GAS--2.4%
  2,125,000 ANR Pipeline Co.
            9 5/8%, due 11/01/21......   Not Rated  Baa1     BBB+     2,545,397
  8,875,000 Enron Corp.
            9.65%, due 5/15/01........   BBB+       Baa2     BBB+     9,344,541
  5,000,000 KN Energy Inc.
            7 1/4, due 3/10/28........   Not Rated  Baa2     BBB-     4,437,720
 10,000,000 Phillips Petroleum Co.
            9.18%, due 9/15/21........   Not Rated  A3       A-      10,445,710
  4,500,000 Sonat Inc.
            9 1/2%, due 8/15/99.......   Not Rated  A3       BBB+     4,515,664
  5,000,000 Southern California Gas
            Co.
            8 3/4%, due 10/01/21......   AA         A1       AA-      5,226,530
  6,488,000 Southern Union Co.
            7.60%, due 2/01/24........   Not Rated  Baa3     BBB+     6,296,786
 10,000,000 TE Products Pipeline Co.
            7.51%, due 1/15/28........   Not Rated  Baa2     BBB+     9,371,580
  9,000,000 Trans-Canada Pipeline
            9 1/8%, due 4/20/06.......   Not Rated  A3       BBB      9,696,330
                                                                    -----------
                                                                     61,880,258
      [_] TELECOMMUNICATION--6.7%
 44,000,000 AT & T Corp.
            8.35%, due 1/15/25........   AA-        A1       AA-     45,295,756
 35,428,000 GTE Corp
            9 3/8%, due 12/01/00......   A-         Baa1     A       36,904,639

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                      SCHEDULE OF INVESTMENTS--(Continued)
                                  (UNAUDITED)
                                 June 30, 1999

                                                 Ratings
                                       ----------------------------
                                        Duff &            Standard   Market Value
 Par Value  Company                     Phelps   Moody's and Poor's    (Note 1)
 ---------  -------                    --------- ------- ---------- --------------
  6,000,000 GTE Corp.
            10 1/4%, due 11/01/20...   A-         Baa1      A            6,466,458
 10,000,000 GTE California Inc.
            8.07%, due 4/15/24......   AA         A2        AA-         10,084,920
  6,625,000 GTE Corp.
            7.90%, due 2/01/27......   A-         Baa1      A            6,666,082
 11,995,000 Mountain States
            Telephone
            9 1/2%, due 5/01/00.....   Not Rated  A2        A+          12,305,455
 13,750,000 New England Telephone &
            Telegraph
            9%, due 8/01/31.........   AA         Aa2       AA          14,326,441
 10,000,000 New York Telephone Co.
            7 5/8%, due 2/01/23.....   A          A2        A+           9,964,710
 20,740,000 New York Telephone Co.
            9 3/8%, due 7/15/31.....   A          A2        A+          22,849,445
  5,000,000 US West Communications
            8 7/8%, due 6/01/31.....   AA-        A2        A+           5,186,860
                                                                    --------------
                                                                       170,050,766
      [_] NON-UTILITY--0.4%
  8,000,000 Dayton Hudson Corp.
            9 7/8%, due 7/01/20.....   A-         A3        A-           9,988,800
                                                                    --------------
                                                                         9,988,800
                                                                    --------------
            Total Bonds (Cost--$591,414,714)......................     572,808,033
                                                                    --------------

U.S. TREASURY OBLIGATIONS--2.9%
 66,000,000 U.S. Treasury Bonds
            11 3/4%, due 2/15/01..................................      72,331,908
                                                                    --------------
            Total U.S. Treasury Obligations (Cost--$78,725,547)...      72,331,908
                                                                    --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS-- 0.0%
 642,647    Federal National Mortgage Association
            8%, due 5/01/05.......................................         659,488
                                                                    --------------
            Total U. S. Government Agency Obligations (Cost--
            $664,136).............................................         659,488
                                                                    --------------
            TOTAL INVESTMENTS (Cost--$2,415,833,103)(104.1%)......  $2,637,313,617
                                                                    ==============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non income producing security

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                                 BALANCE SHEET
                                  (UNAUDITED)
                                 June 30, 1999

ASSETS:

Investments at market value:
  Common stocks (cost $1,680,417,623).......................... $1,923,425,313
  Convertible preferred stocks (cost $64,611,083)..............     68,088,875
  Bonds (cost $591,414,714)....................................    572,808,033
  U.S. Treasury obligations (cost $78,725,547).................     72,331,908
  U.S. Government agency obligations (cost $664,136)...........        659,488
Interest-bearing deposits with custodian.......................     41,134,954
Receivables:
  Securities sold..............................................     45,160,602
  Interest.....................................................     15,919,191
  Dividends....................................................     10,082,315
  Securities lending income....................................        125,928
Pre-paid expenses..............................................        181,580
                                                                --------------
    Total Assets............................................... $2,749,918,187
                                                                ==============
LIABILITIES:

Payable for investments purchased.............................. $      260,307
Due to Adviser (Note 2)........................................      3,754,288
Due to Administrator (Note 2)..................................        937,844
Dividends payable on common stock..............................     13,456,636
Dividends payable on remarketed preferred stock................      1,194,992
Accrued expenses...............................................      2,217,685
Commercial paper outstanding (Note 6)..........................    195,239,817
                                                                --------------
    Total Liabilities..........................................    217,061,569
                                                                --------------
CAPITAL:

Remarketed preferred stock ($.001 par value;
100,000,000 shares authorized and 5,000 shares issued
and outstanding, liquidation preference $100,000 per share)
(Note 5).......................................................    500,000,000
                                                                --------------
Common stock ($.001 par value; 250,000,000 shares
authorized and 207,025,169 shares issued and
outstanding) (Note 4)..........................................        207,025
Paid-in surplus (Note 4).......................................  1,847,063,255
Accumulated net realized loss on investments...................    (43,412,477)
Undistributed net investment income............................      7,518,314
Net unrealized appreciation on investments.....................    221,480,501
                                                                --------------
  Net assets applicable to common stock (equivalent to $9.82 per share based on 207,025,169 shares outstanding)...........  2,032,856,618
                                                                --------------
  Total Capital (Net Assets)...................................  2,532,856,618
                                                                --------------
  Total Liabilities and Capital................................ $2,749,918,187
                                                                ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     For the six months ended June 30, 1999

INVESTMENT INCOME:
 Interest........................................................ $ 29,245,697
 Dividends (less withholding tax of $487,849)....................   81,348,618
 Securities lending income.......................................      758,424
                                                                  ------------
  Total investment income........................................  111,352,739
EXPENSES:
 Commercial paper interest expense (Note 6 ).....................    4,844,861
 Management fees (Note 2)........................................    7,488,082
 Administrative fees (Note 2)....................................    1,869,534
 Transfer agent fees.............................................      271,500
 Custodian fees..................................................      181,000
 Remarketing agent fees..........................................      628,472
 Shareholder reports.............................................      271,500
 Legal and audit fees............................................       90,500
 Directors' fees (Note 2)........................................      117,650
 Other expenses..................................................      280,037
                                                                  ------------
  Total expenses.................................................   16,043,136
                                                                  ------------
  Net investment income..........................................   95,309,603
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments................................ ( 11,970,338)
 Net change in unrealized appreciation on investments............ (105,719,285)
                                                                  ------------
 Net loss on investments......................................... (117,689,623)
                                                                  ------------
 Net decrease in net assets resulting from operations............ ($22,380,020)
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     DUFF & PHELPS SELECTED UTILITIES INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                 For the six
                                                months ended     For the year
                                                June 30, 1999   ended December
                                                 (UNAUDITED)       31, 1998
                                               ---------------  --------------
FROM OPERATIONS:
 Net investment income........................  $   95,309,603  $  180,201,052
 Net realized gain (loss) on investments......     (11,970,338)    104,910,892
 Net change in unrealized appreciation on
 investments..................................    (105,719,285)    (11,148,041)
                                               ---------------  --------------
  Net increase (decrease) in net assets
  resulting from operations...................     (22,380,020)    273,963,903
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Net investment income--perferred stock (Note
 5)...........................................      (9,431,936)    (20,869,678)
 Net investment income--common stock (Note 3).     (80,527,349)   (159,478,752)
                                               ---------------  --------------
  Total distributions.........................     (89,959,285)   (180,348,430)
FROM CAPITAL STOCK TRANSACTIONS (Note 4):
 Shares issued to common stockholders from
 dividend reinvestment........................      13,504,453      28,041,305
                                               ---------------  --------------
 Net increase in net assets derived from
 capital share transactions...................      13,504,453      28,041,305
                                               ---------------  --------------
  Total increase (decrease)...................     (98,834,852)    121,656,778
TOTAL NET ASSETS:
 Beginning of period..........................   2,631,691,470   2,510,034,692
                                               ---------------  --------------
 End of period (including undistributed net
 investment income of $7,518,314 and
 $2,167,997 respectively).....................  $2,532,856,618  $2,631,691,470
                                               ===============  ==============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                            STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                     For the six months ended June 30, 1999

Cash Flows From (For):
OPERATING ACTIVITIES
 Interest received...............................  $  29,017,888
 Income dividends received.......................     77,952,527
 Securities lending income.......................        778,547
 Operating expenses paid (excluding interest)....    (11,596,037)
 Interest paid on commercial paper...............     (4,797,847)
                                                  --------------
  Net cash provided by operating activities.....................   $91,355,078
INVESTING ACTIVITIES
 Purchase of investment securities............... (3,140,920,200)
 Proceeds from sale/redemption of investment
 securities......................................  3,058,777,193
  Net cash used in investing activities.........................  (82,143,007)
FINANCING ACTIVITIES
 Dividends paid..................................    (89,773,779)
 Proceeds from issuance of common stock under
 dividend reinvestment plan......................     13,504,453
 Change in net proceeds from issuance of
 commercial paper................................     24,237,719
                                                  --------------
  Net cash used in financing activities.........................   (52,031,607)
                                                                  ------------
Net decrease in cash and cash equivalents;......................   (42,819,536)
Cash and cash equivalents--beginning of period..................    83,954,490
Cash and cash equivalents--end of period........................   $41,134,954
                                                                  ============
Reconciliation of net investment income to net
cash provided by operating activities:
 Net investment income..........................................   $95,309,603
 Adjustments to reconcile net investment income
 to net cash provided by operating activities:
  Increase in interest receivable...............................      (227,809)
  Increase in dividends receivable..............................    (3,396,090)
  Decrease in accrued expenses..................................      (350,749)
  Decrease in other receivable..................................        20,123
                                                                  ------------
    Total adjustments...........................................    (3,954,525)
                                                                  ------------
Net cash provided by operating activities.......................   $91,355,078
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                      DUFF & PHELPS UTILITIES INCOME INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
                                 June 30, 1999


(1)SIGNIFICANT ACCOUNTING POLICIES:

  Duff & Phelps Utilities Income Inc. (the "Fund") was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

  The following are the significant accounting policies of the Fund:

    (a) The market values for securities are determined as follows:
  Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at a fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis, which approximates market value. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

    (b) No provision is made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and has made such distributions to its shareholders deemed necessary to be relieved of all Federal income taxes under provisions of current Federal tax law. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1998, the Fund had tax capital loss carry forwards of $51,225,500 which expire beginning on December 31, 2002.

    In 1993, the Fund adopted the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". In conformance with this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with federal income tax regulations. As a result, the accumulated net realized loss and undistributed net investment income captions on the balance sheet reflect book/tax temporary differences. These differences are a result of the deferral of wash sale losses, the accretion of market discount and the cash basis recognition of preferred dividends for tax purposes.

    (c) The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

    (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued) liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)MANAGEMENT ARRANGEMENTS:

  The Fund has engaged Duff & Phelps Investment Management Co. (the "Adviser") to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the "Administrator") to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and .50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, "average weekly net assets" is defined as the sum of (i) the aggregate net asset value of the fund's common stock (ii) the aggregate liquidation preference of the Fund's preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $17,500 per year plus $1,000 per board or committee meeting attended. Committee Chairmen receive an additional fee of $3,000 per year. Transfer agent and custodian fees are paid to The Bank of New York.

(3)DIVIDENDS:

  The Board of Directors has authorized the following distributions to common stockholders from investment income in 1999:

 Record   Payable  Dividend
  Date      Date   Per Share
 ------   -------- ---------
01-29-99  02-10-99   $.065
02-26-99  03-10-99    .065
03-31-99  04-12-99    .065

 Record   Payable  Dividend
  Date      Date   Per Share
 ------   -------- ---------
04-30-99  05-10-99   $.065
05-28-99  06-10-99    .065
06-30-99  07-12-99    .065


(4)CAPITAL STOCK TRANSACTIONS:

  The Fund may purchase shares of its own stock in open market or private transactions, from time to time and in such amounts and at such prices (not exceeding $100,000 plus accumulated and unpaid dividends in the case of the Fund's remarketed preferred stock and less than net asset value in the case of the Fund's common stock) as management may deem advisable. Since any such purchases of the Fund's common stock would be made at prices below net asset value, they would increase the net asset value per share of the remaining shares of common stock outstanding. The Fund has not purchased any shares of its common stock.

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Continued)

  Transactions in common stock and paid-in surplus during 1998 and for the six months ended June 30, 1999 were as follows:

                                                       Shares        Amount
   For the year ended December 31, 1998:             ----------- --------------
     Beginning capitalization....................... 202,936,881 $1,805,724,521
     Dividend reinvestment..........................   2,777,374     28,041,305
                                                     ----------- --------------
     Total capitalization........................... 205,714,255 $1,833,765,826
                                                     =========== ==============
   For the six months ended June30, 1999:
     Beginning capitalization....................... 205,714,255 $1,833,765,826
     Dividend reinvestment..........................   1,310,914     13,504,453
                                                     ----------- --------------
     Total capitalization........................... 207,025,169 $1,847,270,279
                                                     =========== ==============

(5)REMARKETED PREFERRED STOCK:

  In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock ("RP") in five series of 1,000 shares each at a public offering price of $100,000 per share. The underwriting discount and other expenses incurred in connection with the issuance of the RP were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP are cumulative at a rate which was initially established for each series at its offering. Since the initial offering of each series, the dividend rate on each series has been reset every 49 days by a remarketing process. Dividend rates ranged from 3.55% to 4.19% during the six months ended June 30, 1999.

  The RP is redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP, and the RP is subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain as follows: Series A--November 28, 2012; Series B--November 18, 2015; Series C--November 7, 2018; Series D--December 22, 2021; and Series E--December 11, 2024.

  In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share, except that the holders of the RP, as a class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and the Common Stock. The RP has a liquidation preference of $100,000 per share plus accumulated and unpaid dividends.

(6)COMMERCIAL PAPER:

  The Board of Directors has authorized the Fund to issue up to $200,000,000 of Commercial Paper Notes (the "Notes") in minimum denominations of $100,000 with maturities up to 270 days. The Notes generally will be sold on a discount basis, but may be sold on an interest-bearing basis. The Notes are not redeemable by the Fund nor are they subject to voluntary prepayment prior to maturity. The aggregate amount of Notes outstanding changes from time to time. The Notes are unsecured, general obligations of the Fund. The Fund has entered into a credit agreement to provide liquidity. The Fund is able to request loans under the credit agreement of up to

                      DUFF & PHELPS UTILITIES INCOME INC.
                   NOTES TO FINANCIAL STATEMENTS (Concluded)
$100,000,000 at any one time, subject to certain restrictions. Interest rates on the Notes ranged from 4.86% to 5.40% during the six months ended June 30, 1999. At June 30, 1999, the Fund had Notes outstanding of $195,239,817.

(7)INVESTMENT TRANSACTIONS:

  For the six months ended June 30, 1999, purchases and sales of investment securities (excluding short-term securities) were $3,134,105,188 and $3,094,398,584, respectively. For federal income tax purposes, at June 30, 1999, the gross unrealized depreciation on investments was $77,377,475 and gross unrealized appreciation was $298,857,989. The cost of investments for financial reporting and Federal income tax purposes was $2,415,833,103 and $2,419,037,632, respectively.

  The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 1999, the fund had loaned portfolio securities with a market value of $391,824,420 to a broker/dealer and money market instruments with a market value of $400,571,729 were held in the Fund's account at the broker/dealer as collateral.

            FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS

  The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

                           For the six
                           months ended              For the year ended December 31
                           June 30, 1999 ----------------------------------------------------------
                           (UNAUDITED)      1998        1997        1996        1995        1994
                          -------------- ----------  ----------  ----------  ----------  ----------
Net asset value:
Beginning of period.....    $    10.36   $     9.90  $     8.44  $     8.85  $     7.23  $     9.65
                            ----------   ----------  ----------  ----------  ----------  ----------
Net investment income...          0.46         0.88        0.85        0.84        0.85        0.82
Net realized gain (loss)
and change in unrealized
appreciation/
depreciation on
investments.............         (0.57)        0.46        1.46       (0.41)       1.62       (2.42)
                            ----------   ----------  ----------  ----------  ----------  ----------
Total from investment
operations..............         (0.11)        1.34        2.31        0.43        2.47       (1.60)
Dividends on preferred
stock from net
investment income.......         (0.04)       (0.10)      (0.10)      (0.10)      (0.12)      (0.10)
Dividends on common
stock from net
investment income.......         (0.39)       (0.78)      (0.75)      (0.74)      (0.73)      (0.72)
Dividends on common
stock from net realized
capital gains...........         (0.00)       (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
                            ----------   ----------  ----------  ----------  ----------  ----------
Total distributions.....         (0.43)       (0.88)      (0.85)      (0.84)      (0.85)      (0.82)
Net asset value:
End of period...........    $     9.82   $    10.36  $     9.90  $     8.44  $     8.85  $     7.23
                            ==========   ==========  ==========  ==========  ==========  ==========
Per share market value:
End of period...........    $    10.63   $    11.25  $    10.13  $     8.63  $     9.00  $     7.88
Ratio of expenses to
average net assets
attributable to common
shares..................          1.60%*       1.46%       1.45%       1.53%       1.62%       1.58%
Total investment return.         (1.90%)      19.95%      27.69%       4.68%      24.77%     (18.04%)
Ratio of net investment
income to average net
assets attributable to
common shares...........          9.50%*       8.85%       9.87%      10.16%      10.65%      10.21%
Portfolio turnover rate.        117.78%      251.19%     213.57%     226.21%     188.28%     129.56%
Net assets, end of
period
(000s omitted)..........    $2,523,927   $2,631,692  $2,510,035  $2,186,443  $2,239,331  $1,896,090

-------
*  Annualized

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CALVIN J. PEDERSEN, CFA

BERYL W. SPRINKEL

Officers

CLAIRE V. HANSEN, CFA
Chairman

CALVIN J. PEDERSEN, CFA
President and Chief Executive  Officer

NATHAN I. PARTAIN, CFA
Executive Vice President and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

Duff & Phelps
Utilities Income Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(800) 432-8224

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Arthur Andersen LLP
33 West Monroe Street
Chicago, Illinois 60603

                                                                   Duff & Phelps
                                                           Utilities Income Inc.




                                                              Semi-Annual
                                                              Report

                                                              June 30, 1999